COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 7:	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Israel Innovation Authority:

During the six months ended June 30, 2024, and 2023, the Company received several grants from the Israel Innovation Authority (“IIA”). The grants require the Company to comply with the requirements of the Research and Development Law, however, the Company is not obligated to pay royalties on sales of products based on technology or know how developed from the grants. In a case involving the transfer of technology or know how developed from the grants outside of Israel, the Company may be required to pay royalties related to past sales of products based on the technology or the developed know how. The Company recorded the IIA grants as a reduction of research and development expenses in the six months ended June 30, 2024, and 2023 in the amount of $765 thousand and $277 thousand respectively.

Prior to the Siklu Acquisition, Siklu had received research and development grants from the IIA. The Company assumed Siklu's contract with the IIA, which requires the Company to pay royalties to the IIA on sales of products based on technology or know-how developed from the grants. The royalties were calculated at the rates of 3% to 4% of the aggregated proceeds from the sale of such products. As of June 30, 2024, the Company's maximum possible future royalties commitment, including $3,035 thousand of unpaid royalties accrued, was $10,573 thousand, based on grants received from the IIA and not yet repaid.

b.	Charges and guarantees:

As of June 30, 2024, and December 31, 2023, the Company provided bank guarantees in an aggregate amount of $20,864 thousand and $26,686 thousand, respectively, with respect to tender offer guarantees, financial guarantees, warranty guarantees and performance guarantees to its customers.

c.	Litigations:

The Company is currently involved in various claims and legal proceedings. The Company reviews the status of each matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated, the Company accrues a liability for the estimated loss.

1)	Motion to Approve a Class Action (District Court of Tel Aviv - Economic Department)

On January 6, 2015 the Company was served with a motion to approve a purported class action, naming the Company, its Chief Executive Officer and its directors as defendants (the “Defendants”). The motion was filed with the District Court of Tel-Aviv (the “Court”). The purported class action alleges breaches of duties by making false and misleading statements in the Company's SEC filings and public statements. The class action claimed amount is $78,768 thousand (294,750 NIS thousand).

1.1	On June 21, 2015, the Defendants filed their response to the motion, arguing that the motion should be dismissed.

1.2
On May 27, 2021, following a lengthy procedure that included filing of various pleadings and affidavits, evidentiary hearings, and submission of summaries, the Court ruled to certify the motion as a class action, while applying the Israeli Law (the “Ruling”). According to the Ruling, the class action shall include several causes of action according to the Israeli Securities Act and the Israeli Torts Ordinance, concerning the alleged misleading statements in the Company’s SEC filings.

1.3	On June 9, 2021, the Court issued a decision suggesting that the parties refer the case to a mediation procedure.

1.4
The Company believes that the Ruling is erroneous and that the Defendants have strong defense arguments, and therefore, on September 12, 2021, filed a motion for a rehearing on behalf of the Defendants in order to revert the Ruling (the “Rehearing Motion”).

1.5	On October 20, 2021, the Plaintiff submitted his response to the Rehearing Motion and the Defendants submitted their reply to the Plaintiff’s response on November 23, 2021.

1.6
Without delaying or derogating from the Rehearing Motion, the Company agreed to the Court’s suggestion that the parties refer the case to a mediation procedure and designated the retired Judge B. Arnon as a mediator. After several mediation meetings were held, the mediation process ended without reaching a settlement.

1.7	On January 3, 2022, a hearing was held in Court in the Rehearing Motion before the Honorable Justices K. Kabub, R. Ronen and T. Avrahami.

1.8
On January 27, 2022, a judgment was rendered in the Rehearing Motion. The Court ruled that the Ruling was erroneous as it applied Israeli Law, instead of foreign law, and held accordingly that the law that will apply is U.S. law. The Court further held that the case will be returned to the first judicial instance and will be adjudicated as a class claim under U.S. law. The Court commented that the Company’s claims based upon the Statute of Limitations should prima facie also be adjudicated under U.S. law.

1.9
On March 20, 2022, following the Court's decision, the Plaintiff filed to the first judicial instance, an amended class action claim, based on provisions of U.S. law. The Plaintiff estimated the amended claim amount at $45,430 thousand (170,000 NIS thousand).

1.10
On June 28, 2022, following a joint application filed by the parties in order to approve certain procedural matters, the Court issued a decision suggesting that the parties should consider initiating another mediation procedure. On July 5, 2022, following the Court's decision, the parties filed a notice, informing the Court that they believe that the time to consider initiating another mediation procedure, will be only after the parties submit their pleadings.

1.11	On November 3rd, 2022, the Defendants submitted their Statement of Defense, based on U.S law. On February 5th, 2023, the plaintiff submitted his response to the Defendants’ Statement of Defense.

1.12
On June 15th, 2023, the court rejected a motion filed by the Defendants to rule on the issues of Statute of Repose and Limitations as a preliminary matter, and held that those issues will be dealt with as part of the main hearing. Additionally, the parties conducted preliminary procedures, including discovery and questionnaires, and filed related motions, which are still pending.

1.13
On September 21, 2023, a preliminary hearing was held. At the conclusion of the hearing, the court ruled that it would issue written decisions on the discovery issues and then set dates for further proceedings.

1.14
On September 28, 2023, the court approved the defendants’ motion for document discovery and determined that the documents in question are indeed relevant. As a result, the court has directed the plaintiff to furnish the requested documents by October 28, 2023. Alternatively, the court has given the plaintiff the option to waive any claims associated with these documents.

1.15
On October 1, 2023, the court granted the plaintiff's motion for document discovery and ordered the Company to produce all requested documents and to complete some of the answers to the questions included in the plaintiff questionnaire within 45 days. In making this decision, it was determined that, in addition to the documents already provided to the plaintiff, the Company is required to disclose thousands of additional documents and document types. These materials, however, were deemed irrelevant and extended beyond the approved grounds for the class action request. The discovery and disclosure of such documents would impose a substantial burden on the Company.

1.16
As a result, on December 31, 2023, the Company sought permission to appeal the District Court's decision and requested a delay in its implementation. The Supreme Court granted a stay on the execution of the District Court's decision and scheduled a hearing for January 25, 2024.

1.17
During the hearing, the Supreme Court, presided over by the Honorable Judge Grosskopf, acknowledged the Company's contentions. It clarified that the extensive disclosure mandated by the District Court exceeded the necessary requirements accordance with the law, and suggested that the plaintiff negotiate agreements with the Company. These agreements aimed at significantly reducing the scope of disclosure, particularly concerning the period for which documents and correspondence must be provided.

1.18
Following discussions both outside the courtroom and before the Honorable Judge, where the parties presented their arguments on each dispute demand, partial agreements were reached. These agreements outline the documents the Company will provide to the plaintiff.

1.19
Validated by the Supreme Court, these agreements substantially reduced the disclosure requirements outlined in the District Court's decision. The plaintiff, in turn, waived certain demands entirely and significantly narrowed others. For the limited remaining requirements, it was established that the Company would convey its position on transferring the requested documents to the plaintiff in the reduced format proposed during the hearing. It was also decided that if no agreements are reached concerning these documents, the court will make a decision on the matter.

1.20
On March 26, 2024, the Company provided the plaintiff with the required documents, in accordance with the agreements between the parties. On March 12, 2024, following the submission of pleadings by the parties, the Supreme Court reduced the amount of expenses imposed by the District Court against the Company in its decision dated October 1, 2023, since the appeal resulted in a reduction in the extent of disclosure initially determined by the District Court.

1.21
Recently, the parties have agreed to refer the dispute to a mediation procedure before the esteemed retired judge, Dr. Avi Zamir. The first mediation meeting was held on June 10, 2024. A second mediation meeting is expected to take place in the next few weeks.

1.22
On July 10, 2024, the plaintiff filed with the court an update on the mediation procedure's current status. Accordingly, the court instructed the plaintiff to provide a further update on the matter, by October 10, 2024.

1.23
Generally speaking, and as was held in the judgement rendered in the Rehearing Motion, U.S law presents a higher bar for plaintiffs in comparison to Israeli law in proving claims regarding misleading representations to investors. However, given that the class action is being adjudicated under U.S law and that the Court has yet to address the parties’ pleadings, and because of the preliminary stage of the lawsuit, the amount of loss cannot be reasonably estimated.

2)	Claim against Station Enterprises Ltd. regarding breach of the Lease Agreement

A dispute has arisen between the Company and Station Enterprises Ltd, with respect to the lease agreement signed between the parties on April 11, 2019 (the "Lease Agreement"), under which the Company leases its offices and labs in Rosh Haayin.

2.1
The Company, the lessee, claims that Station Enterprises was late in delivering the possession to the lessee and has not fulfilled its maintenance and management obligations. Therefore, the Company claims that Station Enterprises breached its contractual obligations, causing the Company damages and expenses.

2.2
Due to the said breaches, the Company has set-off the rent and management fees against outstanding debts of Station Enterprises towards the Company and provided Station Enterprises with a set-off notice.

2.3
On 8 February 2022 Station Enterprises notified the Company on the termination of the Lease Agreement, and also on the exercise of the bank guarantees provided to it in connection with the Lease Agreement, in amount of NIS 2,492,327. The Company rejected the alleged termination notice, which was provided with no legal grounds, and further required Station Enterprises to avoid from exercising the bank guarantees. This demand was disregarded, and the bank guarantees were realized in full.

2.4
Under these circumstances, the Company filed a claim against Station Enterprises, in the framework of which the court will be asked to issue a Declarative Order, declaring that the notice of termination was invalid and that the Lease Agreement is valid and in force; to order Station Enterprises to reimburse the Company for the amount of the exercised bank guarantees; to order Station Enterprises to uphold and fulfill its contractual obligation and undertakings under the Lease Agreement and the management agreement; and to compensate the Company for the damages caused to it in an amount of 1.2 million NIS.

2.5
On October 13, 2022, Station Enterprises Ltd. submitted a new claim against the Company, for its eviction of from the leased premises. On March 27, 2023, the judge ordered the consolidation of the hearings in the two lawsuits.

2.6	The parties agreed to refer the dispute in both claims to mediation. The first mediation meeting was scheduled for May 8, 2023.

2.7	On June 27, 2023, a mediation meeting took place between the parties. After extensive meetings and negotiations between the parties, the mediation was unsuccessful.

2.8
On July 15, 2024, during the first pre-trial, the judge made another attempt to mediate the dispute between the parties, but without success. Consequently, the court scheduled deposition dates and set another pre-trial for March 5, 2025.

2.9	The amount of loss cannot be reasonably estimated because of the preliminary stage of the lawsuit.